CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 19, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to Shareholders of BlackRock LifePath® Retirement Fund, BlackRock LifePath® 2020 Fund, BlackRock LifePath® 2030 Fund, BlackRock LifePath® 2040 Fund and BlackRock LifePath® 2050 Fund, each a series of BlackRock Funds III, which are also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 19, 2015, relating to the financial statements which appears in the December 31, 2014 Annual Report to Interestholders of the LifePath® Retirement Master Portfolio, LifePath® 2020 Master Portfolio, LifePath® 2030 Master Portfolio, LifePath® 2040 Master Portfolio and LifePath® 2050 Master Portfolio, each a series of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 23, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to Shareholders of BlackRock LifePath® 2025 Fund, BlackRock LifePath® 2035 Fund, BlackRock LifePath® 2045 Fund and BlackRock LifePath® 2055 Fund, each a series of BlackRock Funds III, which are also incorporated by reference into the registration Statement.

We also consent to the incorporation by reference in this Registration Statement of Form N-1A of our report dated February 23, 2015, relating to the financial statements which appears in the December 31, 2014 Annual Report to Interestholders of the LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio, each a series of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2015